Exhibit 99.1

Investor Presentation Fourth Quarter 2022

Disclosure Forward - Looking Statements This presentation contains forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 . In some cases, such forward - looking statements may be identified by terms such as believe, expect, seek, may, will, should, intend, project, anticipate, plan, estimate, guidance or similar words . Forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements . Although it is not possible to identify all of these risks and uncertainties, they include, among others, the following : the inherent uncertainty of estimating reserves and the possibility that incurred losses may be greater than our loss and loss adjustment expense reserves ; inaccurate estimates and judgments in our risk management may expose us to greater risks than intended ; downgrades in the financial strength rating of our regulated insurance subsidiaries impacting our ability to attract and retain insurance and reinsurance business that our subsidiaries write, our competitive position, and our financial condition ; the potential loss of key members of our management team or key employees and our ability to attract and retain personnel ; adverse economic factors resulting in the sale of fewer policies than expected or an increase in the frequency or severity of claims, or both ; the impact of a persistent high inflationary environment on our reserves, the values of our investments and investment returns, and on our compensation expenses ; exposure to credit risk, interest rate risk and other market risk in our investment portfolio ; reliance on a select group of brokers and agents for a significant portion of our business and the impact of our potential failure to maintain such relationships ; reliance on a select group of customers for a significant portion of our business and the impact of our potential failure to maintain, or decision to terminate, such relationships ; our ability to obtain reinsurance coverage at prices and on terms that allow us to transfer risk, adequately protect our Company against financial loss and that supports our growth plans ; losses resulting from reinsurance counterparties failing to pay us on reinsurance claims, insurance companies with whom we have a fronting arrangement failing to pay us for claims, or a former customer with whom we have an indemnification arrangement failing to perform their reimbursement obligations, and our potential inability to demand or maintain adequate collateral to mitigate such risks ; inadequacy of premiums we charge to compensate us for our losses incurred ; changes in laws or government regulation, including tax or insurance law and regulations ; changes in U . S . tax laws and the interpretation of certain provisions of the 2017 Tax Act (including associated regulations), which may be retroactive and could have a significant effect on us including, among other things, by potentially increasing our tax rate, as well as on our shareholders ; in the event we do not qualify for the insurance company exception to the passive foreign investment company (“PFIC”) rules and are therefore considered a PFIC, there could be material adverse tax consequences to an investor that is subject to U . S . federal income taxation ; the Company or any of its foreign subsidiaries becoming subject to U . S . federal income taxation ; a failure of any of the loss limitations or exclusions we utilize to shield us from unanticipated financial losses or legal exposures, or other liabilities ; losses from catastrophic events, such as natural disasters and terrorist acts, which substantially exceed our expectations and/or exceed the amount of reinsurance we have purchased to protect us from such events ; the effects of the COVID - 19 pandemic and associated government actions on our operations and financial performance ; potential effects on our business of emerging claim and coverage issues ; the potential impact of internal or external fraud, operational errors, systems malfunctions or cyber security incidents ; our ability to manage our growth effectively ; failure to maintain effective internal controls in accordance with Sarbanes - Oxley Act of 2002 , as amended (“Sarbanes - Oxley”) ; changes in our financial condition, regulations or other factors that may restrict our subsidiaries’ ability to pay us dividends ; and an adverse result in any litigation or legal proceedings we are or may become subject to . Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those in the forward - looking statements, is contained in our filings with the U . S . Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10 - K and our other documents on file with the SEC . These forward - looking statements speak only as of the date of this investor presentation and the Company does not undertake any obligation to update or revise any forward - looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise . Non - GAAP Financial Measures This presentation contains non - GAAP financial measures as defined by Regulation G of the rules of the SEC . These non - GAAP measures, such as underwriting profit, adjusted net operating (loss) income, tangible equity, tangible common equity, tangible equity per share, and tangible common equity per common share are not in accordance with, nor are they a substitute for, GAAP measures . We believe these non - GAAP measures provide users of our financial information useful insight into our performance . Investors should consider non - GAAP measures in addition to, and not as a substitute for, or superior to, the comparable GAAP measures . Please refer to pages 22 - 24 of this presentation for a reconciliation of the non - GAAP financial measures to the equivalent GAAP equivalents . Ratings Disclaimer Notice Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party . Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content . In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content . A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the suitability of an investment or security and should not be relied on as investment advice . Credit ratings are statements of opinions and are not statements of fact . Market and Industry Data This presentation includes market and industry data, forecasts and projections . We have obtained certain market and industry data from publicly available industry publications . These sources generally state that the information they provide has been obtained from sources believed to be reliable, but that the accuracy and completeness of the information are not guaranteed . The forecasts and projections are based on historical market data, and there is no assurance that any of the forecasts or projected amounts will be achieved . 2

Executive Summary

4 Overview of James River We seek to deliver a consistent, top tier return on tangible common equity and generate sector leading value creation for shareholders x Unique franchise predominantly focused on the Excess and Surplus lines market and fronting and program business x Actively repositioning the organization around its core strengths while continuing to gain scale in our insurance operations x Focused on the small and middle market casualty risks, where we have meaningful expertise and have earned superior returns over our 20 year history x Highly efficient operator with leading expense ratio x Disciplined underwriting culture that is focused on margins, while taking advantage of the current attractive market conditions to grow highly profitable business x Enhanced enterprise risk management (ERM) profile, with a refined ERM framework and additional expertise brought to the organization x Significantly de - risked balance sheet following reserve adjustments and loss portfolio transfer transactions, as well as additional capital raised x For 2023, we anticipate a mid - teens return on tangible common equity, excluding AOCI

Our Business 5 Our Key Growth Opportunities E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment PROFITABLE SPECIALTY UNDERWRITING A FOCUS ON FEE INCOME SUSPENDING UNDERWRITING ACTIVITIES 62% of FY 2022 Consolidated GWP 33% of FY 2022 Consolidated GWP $921 MM FY 2022 GWP $490 MM FY 2022 GWP FY 2022 $83 MM Underwriting Profit 85.1% Combined Ratio FY 2022 $4 MM Underwriting Profit 94.3% Combined Ratio • We are a specialty, low volatility underwriting company with an attractive, sizeable Excess & Surplus (“E&S”) franchise and s cal ing “capital light” fronting business experiencing a robust market for property and casualty risk. • Little catastrophe or cyber underwriting exposure, and effective use of reinsurance to limit volatility. • Our focus is small and medium sized commercial account E&S casualty business which we look to continue to complement with a g row ing fronting business generating fee income within our Specialty Admitted segment. • Our balance sheet has been significantly de - risked by two loss portfolio transfer (“LPT”) transactions on distinct books of busi ness, as well as significant reserve strengthening, and capital raised, over the last 24 months. • Segment includes (i) a growing, deal - driven, “capital light” fee business that fronts admitted and non - admitted business and (ii) a targeted book of workers’ compensation risks • Business is scaling, as fee income grows and new programs are added, with a stable expense and capital base • Experienced management team with a robust pipeline of new programs • Gross f ee income of $24 MM for 2022 increased 4% compared to 2021 • We have decided to suspend writing business in this segment • Segment was meaningfully downsized in 2022 • Majority of legacy reserves significantly de - risked via LPT closed in March 2022 • Third - party proportional and working - layer casualty business focused on small and medium U.S. specialty lines • Loss mitigation features are widely utilized across the book • Focus is on small and medium sized commercial account E&S casualty business; generally $1.0 MM per occurrence limits; ~$24,000 average premium per policy • Significant strength in current market environment • The E&S segment has experienced 24 consecutive quarters of renewal rate increases; 64% CAGR over that time period • Underwritten by specialists in 13 divisions and distributed through ~100 broker groups

$190 $218 $235 $261 $282 $334 $517 $669 $799 $883 $21 $59 $91 $182 $316 $374 $388 $409 $492 $490 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Core E&S Specialty Admitted Commercial Auto Casualty Re 6 Attractive Growth Businesses Historical GWP ($M) (2) Quarterly Core E&S Renewal Rate Increases Growing businesses % of Consolidated GWP: 57% 53% 60% 55% 57% 61% 61% 86% (1) The term “Core E&S” used in this presentation refers to our Excess and Surplus lines segment excluding the commercial auto bu sin ess written in such segment. (2) The large commercial auto account in run off represents the bulk of our commercial auto gross written premiums through 12/31/ 201 9. None of the remaining commercial auto business we write is exposed to the “ride - share” sector. 86% 92% 13% 2% 2% 10% 3% 5% 6% 6% 14% 19% 13% 9% 15% 18% 9% 10% 8% 14% 8% 7% Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Compound aggregate rate increases on renewal book last 24 quarters = 64% • Attractive E&S market poised for expected continued profitable growth as industry competitors retrench, and new businesses ar e f orced to find insurance coverage in the E&S market given their lack of insurance loss history. • Our primary businesses (Core E&S (1) and Specialty Admitted) have been profitable and consistently growing since 2013 and represented 92% of gross written premiums in 2022. • Core E&S has grown substantially during recent market strength, with a $366 million or 71% increase in gross written premium sin ce 2019. • Core E&S is benefiting from significant rate hardening over a multi year period and strong renewal submission flow.

7 What is Driving Growth in the E&S Market? The E&S market began experiencing rate hardening in late 2018 / early 2019 and the hardening significantly accelerated in 2020 driven by the Global Pandemic. Admitted market carriers have been tightening underwriting guidelines or non - renewing business, pushing it to the E&S market Increasing jury verdicts and social inflation Continued growth and gains in employment despite economic concerns Increased risk of cyber threats as the world becomes more digitized Emergence of novel health risks Increasing catastrophe losses and risk of climate change + We believe we have little exposure to social inflation in our Core E&S book given its small account nature, risk profile and limit deployment New business formation and small business revamp are our key clients; significant growth in contract binding business We have negligible cyber exposure as an underwriter The overwhelming majority of our Core E&S book has an organic pathogen exclusion We write little cat exposed property, and for the risks we do insure we have robust reinsurance protection up to the 1:1,000 year level (1) (1) We have structured our reinsurance agreements so that our modeled net pre - tax loss from a 1:1,000 year probable maximum loss ("P ML") event would not exceed 2.5% of shareholders’ equity on a group - wide basis. Please refer to our most recent Form 10 - K and 10 - Q filings for a detailed description of our reinsurance progr am.

$25.4 $27.3 $28.9 $29.8 $29.9 $31.5 $34.6 $40.3 $47.6 $62.9 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 8 The E&S Market is Highly Attractive U.S. Excess & Surplus Lines DWP ($BN) Profitability of E&S Industry vs. Total P&C Industry: 10 Year Combined Ratio P&C Industry 2012 – 2021 Average Combined Ratio: 100% E&S Industry 2012 – 2021 Average Combined Ratio: 86% E&S industry DWP has grown at double digit rates the past 4 years driven by rising renewal rates and changes in risk appetite 2012 – 2017 Average Growth Rate: 5% E&S market generated 14 points of underwriting alpha compared to the broader P&C industry Source: S&P Global Market Intelligence (and its affiliates, as applicable). 88% 71% 75% 74% 83% 100% 94% 87% 95% 89% 103% 96% 97% 98% 101% 104% 99% 99% 99% 100% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 E&S Industry Combined Ratio P&C Industry Combined Ratio

Gross Written Premium FY 2019 - FY2022 FY 2021 - FY2022 Division FY 2019 FY 2021 FY 2022 $ Change % Change $ Change % Change Description Excess Casualty $119.0 $285.1 $310.4 $191.4 161% $25.3 9% Following form excess on risks similar to GC and MC General Casualty 115.8 140.6 173.6 57.7 50% 33.0 23% Premises ops (e.g., apartments, offices & restaurants) Manufacturers & Contractors 105.1 139.7 156.6 51.5 49% 16.9 12% Products liability & completed operations exposure Excess Property 31.6 47.2 52.1 20.5 65% 4.9 10% CAT-exposed excess property > 1/100 year return period Energy 45.4 46.2 42.3 (3.2) -7% (3.9) -8% Oil field service contractors, mining, etc. Commercial Auto 405.6 34.6 38.0 (367.6) -91% 3.3 10% Hired / non-owned auto Small Business 19.7 32.6 36.9 17.2 87% 4.3 13% Small accounts similar to GC and MC; includes contract binding Allied Health 26.7 35.2 34.2 7.4 28% (1.0) -3% Long-term care, outplacement facilities & social services Life Sciences 24.5 35.9 32.3 7.8 32% (3.7) -10% Nutrition products, medical devices and human clinical trials Environmental 16.5 17.1 20.7 4.1 25% 3.6 21% Environmental contractors and consultants Sports & Entertainment 4.2 9.4 13.9 9.7 231% 4.5 48% Amusement parks, campgrounds, arenas Professional Liability 6.4 8.1 8.9 2.5 39% 0.8 10% E&O for non-medical professionals (lawyers, architects, engineers) Medical Professionals 1.7 1.8 1.3 (0.4) -26% (0.6) -30% Non-standard physicians and dentists Total E&S $922.3 $833.7 $921.2 ($1.2) 0% $87.5 10% Core E&S $516.8 $799.0 $883.2 $366.4 71% $84.2 11% Commercial Auto $405.6 $34.6 $38.0 ($367.6) -91% $3.3 10% E&S: Broad Risk Appetite Permits Us to ‘Pick Our Spots’ 9 • 13 separate underwriting divisions focused on growth in very attractive markets led by seasoned underwriting veterans. • Renewal rates increased more than 13% in each of 2020 and 2021 across our E&S business, as well as 10% during 2022. • The 6.5% renewal rate increase in 4Q 2022 was the twenty - fourth consecutive quarter of rate increases compounding to 64%. • Significant growth and scale achieved during recent market strength, with a $366 million or 71% increase in gross written pre miu m since 2019. Our high caliber underwriting team, and use of technology, provide significant expertise to price our flow of skillfully underwritten risks $ in millions (1) A large commercial auto account which represented the bulk of our commercial auto gross written premium was exited in 2019. (1)

12.7 13.2 15.1 19.9 25.0 30.5 31.9 $20.0 $21.4 $21.5 $24.9 $26.1 $23.9 $24.1 2016 2017 2018 2019 2020 2021 2022 Policies in Force (000's) Avg. Premium Size ($000) 85% 85% 94% 93% 75% 84% 83% 2016 2017 2018 2019 2020 2021 2022 Core E&S Combined Ratio Finding Profitable Growth Opportunities 10 Attractive underwriting conditions have allowed for meaningful growth in our Core E&S book at highly profitable margins Achieving meaningful scale at highly attractive rates – disciplined underwriting culture Highly profitable Core E&S underwriting margins, poised to benefit from expected rate increases in the current environment Remaining disciplined with quoting business, but binding a higher % as market capacity remains tight and renewal business grows PIF growth has been strong as we maintain our core, profitable small and middle market business focus 23% 23% 23% 21% 21% 21% 21% 31% 29% 30% 34% 36% 41% 44% 2016 2017 2018 2019 2020 2021 2022 Quote to Submission % Bind to Quote % $261 $282 $334 $517 $669 $799 $883 0% 3% 10% 16% 32% 49% 64% 2016 2017 2018 2019 2020 2021 2022 Core E&S GWP ($ MM) Compound Rate Change

$16 $16 $18 $18 $19 $20 $20 $21 $23 $23 $24 $24 $24 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 $324 $323 $322 $334 $345 $370 $413 $424 $434 $433 $432 $435 $437 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Specialty Admitted: Growth With Limited Risk Retention 11 Fronted Programs Gross Written Premium (1) Fee Income (1) Fronted programs premium represent 89% of the GWP of our Specialty Admitted Segment (1) Consistent and predictable stream of earnings $ in millions (1) Presented on an LTM basis as of the period indicated. Fronting business continues to experience meaningful growth as recently added programs mature and expand • Capital light, deal - driven business with limited risk retention. • Lower risk fee - income business complements our highly profitable Core E&S underwriting business. • Increased demand for fronting paper driven by hard market conditions as start - ups and MGAs / MGUs search for capacity. • Seeing an active flow of submissions for new fronting programs; new programs added are expected to continue to ramp. • Workers’ compensation gross written premium declined in 2022 compared to the prior year due to prudent portfolio management in a competitive market. Excluding a large workers’ compensation program, fronted programs premium increased 5.2% during 2022 compared to the prior year.

0% 27% 31% 33% 35% 62% 100% 0.0% 0.7% 1.1% 2.2% 2.5% 3.4% 4.5% 12 We Represent a Unique Investment Opportunity 2022 Cat Losses % of Loss Ratio (1) 2021 E&S DWP as a % of total GWP (2) Our focus on low volatility, niche casualty E&S business and prudent reinsurance purchasing results in little catastrophe exposure, differentiating us from specialty peers We are the 2 nd most concentrated company in terms of E&S exposure, providing investors concentrated exposure to an attractive market (3) 71% (3) Source: S&P Global Market Intelligence (and its affiliates, as applicable), SEC filings. (1) Represents total pre - tax catastrophe losses as disclosed in company filings divided by net earned premiums for the 12 months end ed December 31, 2022. (2) Statutory E&S direct written premium as defined and calculated by S&P Global Market Intelligence. Represents statutory E&S di rec t written premium divided by GAAP consolidated gross written premium. (3) As of FY 2022. GAAP E&S segment GWP represents 62% of total GWP, and total non - admitted GWP represents 71% of total GWP (includi ng written and assumed business in other segments).

13 Capital Position Commentary • Completed issuance of Series A preferred shares in 1Q 2022, along with LPT transactions covering run off commercial auto in 3Q 2021 and the majority of Casualty Reinsurance segment reserves in 1Q 2022. • Have sustained low debt and financial leverage ratio in recent periods. • These actions have bolstered the balance sheet and position the business for expected profitable growth at the current strong pace in order to generate a compelling return on tangible common equity. • The decline in AOCI during 2022 primarily reflects the impact of a decline in market value of our fixed maturity securities due to a rise in interest rates. This change does not impact our leverage ratio, in accordance with our credit agreements. • Tangible equity per share excluding AOCI and tangible common equity per share excluding AOCI have increased due to positive net income available to common shareholders and the proceeds from the Series A preferred shares issued during 1Q 2022. $ and shares in millions, except per share figures. (1) Excluding restricted cash equivalents. (2) Leverage ratio, in accordance with the Company’s credit agreements, is calculated as adjusted consolidated debt / total capit al. Adjusted consolidated debt treats hybrid securities as equity capital up to 15% of total capitalization. Total capital is defined as total debt plus tangible equity excluding accumulated other comprehe nsi ve income. (3) Net written premium presented on an LTM basis as of the period indicated. Our balance sheet enables us to continue to capitalize on an extremely attractive P&C market 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Assets Total Invested Assets $2,130.5 $2,125.0 $2,038.0 $2,176.0 $2,192.3 Cash and Cash Equivalents (1) 190.1 270.2 350.7 187.5 173.2 Goodwill and Intangible Assets 217.9 217.8 217.7 217.6 217.5 Total Assets 4,948.6 5,267.2 5,265.3 5,205.5 5,137.1 Liabilities and Shareholders' Equity Reserve for Losses and LAE 2,748.5 2,750.2 2,730.6 2,786.7 2,769.0 Deferred Reinsurance Gain - - - 20.8 20.1 Senior Debt 262.3 222.3 222.3 222.3 222.3 Junior Subordinated Debt 104.1 104.1 104.1 104.1 104.1 Total Debt 366.4 326.4 326.4 326.4 326.4 Accumulated Other Comprehensive Income (AOCI) 30.0 (56.0) (114.6) (175.2) (163.0) Series A Redeemable Preferred Shares - 144.9 144.9 144.9 144.9 Shareholders' Equity 725.4 647.7 594.4 526.8 553.8 Leverage Metrics Leverage Ratio (2) 31% 23% 23% 23% 23% Net Written Premium / Tangible Equity (3) 1.47x 1.30x 1.43x 1.64x 1.49x Per Share Metrics Shareholders’ Equity per Share $19.41 $17.30 $15.87 $14.07 $14.78 - Ex AOCI $18.61 $18.79 $18.93 $18.75 $19.13 Tangible Equity per Share $13.58 $13.34 $12.10 $11.02 $11.63 - Ex AOCI $12.78 $14.64 $14.76 $15.09 $15.41 Tangible Common Equity per Share $13.58 $11.48 $10.06 $8.81 $9.51 - Ex AOCI $12.78 $12.97 $13.12 $13.49 $13.86 Balance Sheet as of:

Investment Portfolio 14 Commentary Investment Portfolio as of December 31, 2022 Full Year Change Net Investment Income 2021 2022 (%) Renewable Energy Investments - $0.5 $4.4 NM Other Private Investments 2.7 - 1.0 NM All Other Net Investment Income 54.7 67.7 24% Total Net Investment Income $56.9 $71.1 25% Portfolio Statistics 4Q21 4Q22 Gross Investment Yield (1) 2.8% 4.0% Average Duration (2) 4.0 years 4.1 years Total Cash and Investments (excluding restricted cash): $2,365 MM The Company holds a conservative portfolio given its focus on underwriting risk $ in millions (1) Includes fixed maturity, bank loan and equity securities. (2) Excluding restricted cash equivalents. 75% 3% 2% 7% 1% 5% 7% Fixed Maturity Securities Preferred Stock Common Stock Bank Loans Other Invested Assets Short-Term Investments Cash and Cash Equivalents (excluding restricted cash) • Balanced portfolio focused on high quality fixed maturities, with small allocation to unique strategies to enhance returns. • Weighted average rating of A and 4.1 year duration across the portfolio, similar to recent periods. • Total cash and invested assets increased 2% from the prior year, as strong operating cash flow and the proceeds of the Series A preferred shares in 1Q 2022 were partially offset by declines in the market value of securities. • Annualized gross investment yield increased primarily as a result of higher yields on fixed maturity securities and bank loan participations. • Investment income increased in 2022 vs. 2021 due to: i. Higher yields on high grade fixed maturities as stronger reinvestment rates are increasing the book yield of the portfolio. ii. Income from bank loans increased due to higher base rates in the portfolio.

Key Investment Highlights 15 • Significant valuation upside when compared to public trading multiples of E&S focused peers Large and Expanding Addressable Market Valuation Upside Potential • Strengthened reserves as well as LPT transactions covering run off commercial auto and the majority of historical Casualty Reinsurance reserves, result in a significantly de - risked balance sheet Large and Expanding Addressable Market Well Capitalized and Strong Balance Sheet • Proven market leader with a focus on the small and middle market; one of the highest E&S concentrations with minimal property catastrophe exposure Large and Expanding Addressable Market Market Leading E&S Carrier • Robust E&S market poised for continued profitable growth driven by favorable macro trends and strong pricing conditions Large and Expanding Addressable Market Capitalizing on a ‘once in a generation’ pricing market • Track record of generating superior underwriting margins from our core niche casualty focused risks • Repositioned to focus on core strengths and key growth opportunities Large and Expanding Addressable Market Strong Track Record of Profitable Underwriting in Core Business

Appendix: 4Q 2022 Earnings

17 Consolidated Performance Commentary • Gross written premium decreased 7%, as 11% growth in E&S and 2% growth in Specialty Admitted were offset by a planned decline in Casualty Re. • Net written premium declined 14%, significantly impacted by the reduction in Casualty Re, while E&S increased 20%. Net earned premium growth was 4% overall driven by 9% growth in E&S. • Net investment income increased 88% due largely to stronger income from fixed maturities, bank loans, and renewable energy investments compared to the prior year period. • The accident year loss ratio excluding catastrophes was 65.3% and decreased 1.4 points from the prior year quarter. • Unfavorable prior year development of 2.5 points was primarily due to higher reported losses in the Casualty Re segment. • The expense ratio of 23.9% remained at a very competitive level relative to peers. In the prior year quarter, the expense ratio was impacted by favorable commission expense adjustments that reduced the expense ratio by 6.6 points, as well as lower performance related compensation expenses. (1) Calculated with a numerator comprising other operating expenses less gross fee income (in specific instances when the Company is not retaining insurance risk) included in “Other income” in our Condensed Consolidated Income Statements of $1.1 million for the three months ended December 31, 2022 ($1.6 million in the re spe ctive prior year period), and a denominator of net earned premiums. (2) % change is adjusted for dividends per common share paid from 1Q 2021 to 4Q 2022 totaling $0.20 per share. $ in millions, except per share figures % 4Q21 4Q22 Change Key Income Statement Items Gross Written Premium $407.3 $378.4 (7.1)% Net Written Premium 218.0 187.7 (13.9)% Net Earned Premium 191.7 199.9 4.3% Underwriting (Loss) Profit (77.8) 16.6 NM Net Investment Income 12.1 22.8 88.1% Adjusted Net Operating (Loss) Income (67.5) 20.2 NM Underwriting Ratios Accident Year, ex-CAT Loss Ratio 66.7% 65.3% (1.4)% Catastrophe Losses 0.0% 0.0% 0.0% Prior Year Development 60.0% 2.5% (57.5)% Loss Ratio 126.7% 67.8% (58.9)% Expense Ratio (1) 13.9% 23.9% 10.0% Combined Ratio 140.6% 91.7% (48.9)% Accident Year, ex-CAT Combined Ratio 80.6% 89.2% 8.6% Key Balance Sheet Items Shareholders’ Equity per Share (2) $19.41 $14.78 (22.8)% Tangible Equity per Share (2) $13.58 $11.63 (12.9)% Tangible Equity per Share, excluding AOCI (2) $12.78 $15.41 22.2% Tangible Common Equity per Share (2) $13.58 $9.51 (28.5)% Tangible Common Equity per Share, excluding AOCI (2) $12.78 $13.86 10.1%

18 E&S Segment Performance Commentary • Gross written premium increased 11% from the prior year quarter, primarily due to broad based growth in 9 of 13 underwriting divisions. • Net written and net earned premium growth of 20% and 9%, respectively, due to higher premium retention and growth in gross premium for the segment. • Renewal rates increased 6.5% across the segment during the fourth quarter of 2022, which was the twenty - fourth consecutive quarter of renewal rate increases compounding to 64.2%. • The accident year loss ratio excluding catastrophes was approximately level when compared to the prior year quarter. • There were no catastrophe losses in the current or prior year period . • Prior year development was de minimis during the fourth quarter of 2021 and 2022. • The expense ratio of 19.4% increased 2.5 points compared to the prior year period driven by higher net commissions due to increased retention in the Excess Casualty underwriting division. $ in millions % 4Q21 4Q22 Change Key Segment Results Gross Written Premium $220.6 $245.5 11.3% Net Written Premium 129.8 156.4 20.5% Net Earned Premium 134.6 147.3 9.5% Losses and Loss Adjustment Expenses (87.7) (95.9) 9.3% Underwriting Expenses (22.8) (28.6) 25.5% Underwriting (Loss) Profit 24.1 22.9 (5.1)% Underwriting Ratios Accident Year, ex-CAT Loss Ratio 65.2% 65.3% 0.1% Catastrophe Losses 0.0% 0.0% 0.0% Prior Year Development 0.0% (0.2)% (0.2)% Loss Ratio 65.2% 65.1% (0.1)% Expense Ratio 16.9% 19.4% 2.5% Combined Ratio 82.1% 84.5% 2.4% Accident Year, ex-CAT Combined Ratio 82.1% 84.7% 2.6%

19 Specialty Admitted Segment Performance Commentary • Gross written premium increased 2%, reflecting an 8% reduction in workers’ compensation while the remaining segment premium grew 8% in the fourth quarter of 2022 despite the loss of a fronting partner that was acquired at the end of 2021. • Fronting and programs represents 89% of segment gross written premium as of 4Q22. • Workers’ compensation gross written premium declined due to prudent portfolio management in a competitive market. • Gross fee income declined 3% compared to the prior year quarter. • The accident year loss ratio was 84.4% during 4Q22, or 4.7 points higher than the prior year quarter due primarily to the impact of pricing declines in workers’ compensation. • Favorable prior year development of 7.4 points in the 4Q22 was related to both the individual risk workers’ compensation and program business. • The expense ratio was 9.8% during 4Q22 compared to 5.0% in the prior period, with both periods benefiting from favorable adjustments to certain accruals. (1) Underwriting profit includes gross fee income of $6.3 million for the three months ended December 31, 2022 ($6.5 million for the same period in the prior year). $ in millions % 4Q21 4Q22 Change Key Segment Results Gross Written Premium $114.2 $116.1 1.7% Net Written Premium 17.9 18.9 5.7% Net Earned Premium 20.7 18.9 (9.0)% Gross Fee Income 6.5 6.3 (3.2)% Losses and Loss Adjustment Expenses (16.5) (14.5) (12.0)% Underwriting Expenses (1.0) (1.8) 79.0% Underwriting Profit (1) 3.2 2.5 (21.7)% Underwriting Ratios Accident Year Loss Ratio 79.7% 84.4% 4.7% Prior Year Development 0.0% (7.4)% (7.4)% Loss Ratio 79.7% 77.0% (2.7)% Expense Ratio 5.0% 9.8% 4.8% Combined Ratio 84.7% 86.8% 2.1% Accident Year Combined Ratio 84.7% 94.2% 9.5%

20 Casualty Reinsurance Segment Performance Commentary • Gross written premium declined significantly compared to the prior year quarter primarily driven by the non - renewal of several treaties, in - line with our previously announced plans. • For 2023, we have decided to suspend writing business in the Casualty Reinsurance segment. • Since the earning patterns of the business can extend over multiple years, changes in net earned premium for this segment will lag the expected decline in gross and net written premium. • There was a $6.6 MM or 19.7 point strengthening of prior year reserves not subject to the Casualty Reinsurance LPT during 4Q22, while the prior year quarter included 316.1 points of reserve strengthening. • The expense ratio of 33.4% in 4Q22 increased from the prior year quarter as the prior year period was impacted by favorable commission expense adjustments associated with the adverse development in that quarter. $ in millions % 4Q21 4Q22 Change Key Segment Results Gross Written Premium $72.5 $16.8 (76.8)% Net Written Premium 70.3 12.5 (82.3)% Net Earned Premium 36.4 33.7 (7.3)% Losses and Loss Adjustment Expenses (138.5) (25.1) (81.9)% Underwriting Expenses 1.5 (11.3) NM Underwriting (Loss) Profit (100.7) (2.6) (97.4)% Underwriting Ratios Accident Year Loss Ratio 64.6% 54.8% (9.8)% Prior Year Development 316.1% 19.7% (296.4)% Loss Ratio 380.7% 74.5% (306.2)% Expense Ratio (4.0)% 33.4% 37.4% Combined Ratio 376.7% 107.9% (268.8)% Accident Year Combined Ratio 60.6% 88.2% 27.6%

Appendix: Underwriting Performance Ratios & Non - GAAP Reconciliation

Underwriting Performance Ratios 22 Source: Company filings. Note: During 2022, due to adverse trends on business subject to the commercial auto LPT agreement and the Casualty Reinsuranc e L PT agreement, the Company recognized adverse prior year development of $46.7 million and $6.1 million, respectively. The Company recorded retroactive reinsurance benefits of $32.7 m ill ion in loss and loss adjustment expenses and a deferred retroactive reinsurance gain of $20.1 million on the Balance Sheet. Note: The above table provides the underwriting performance ratios of the Company inclusive of the business subject to retroa cti ve reinsurance accounting for loss portfolio transfers. There is no economic impact to the Company over the life of a LPT contract so long as any additional losses subject to the contract are within the li mit of the LPT and the counterparty performs under the contract. Retroactive reinsurance accounting is not indicative of our current and ongoing operations. Management believes that providing loss ratio s a nd combined ratios on business not subject to retroactive reinsurance accounting for loss portfolio transfers gives the users of our financial statements useful information in evaluating our curr ent and ongoing operations. Note: Under the terms of the agreement, the commercial auto LPT is not subject to an aggregate limit. Underwriting Performance Ratios 2021 2022 4Q21 4Q22 Excess and Surplus Lines Loss Ratio 106.2% 65.9% 65.2% 65.1% Impact of Retroactive Reinsurance 0.0% 2.8% 0.0% (3.4)% Loss Ratio Including Impact of Retroactive Reinsurance 106.2% 68.7% 65.2% 61.7% Combined Ratio 125.0% 85.1% 82.1% 84.5% Impact of Retroactive Reinsurance 0.0% 2.8% 0.0% (3.4)% Combined Ratio Including Impact of Retroactive Reinsurance 125.0% 87.9% 82.1% 81.1% Casualty Reinsurance Loss Ratio 164.0% 73.2% 380.7% 74.5% Impact of Retroactive Reinsurance 0.0% 3.2% 0.0% 12.9% Loss Ratio Including Impact of Retroactive Reinsurance 164.0% 76.4% 380.7% 87.4% Combined Ratio 187.6% 104.7% 376.7% 107.9% Impact of Retroactive Reinsurance 0.0% 3.2% 0.0% 12.9% Combined Ratio Including Impact of Retroactive Reinsurance 187.6% 107.9% 376.7% 120.8% Consolidated Loss Ratio 113.9% 68.5% 126.7% 67.8% Impact of Retroactive Reinsurance 0.0% 2.6% 0.0% (0.3)% Loss Ratio Including Impact of Retroactive Reinsurance 113.9% 71.1% 126.7% 67.5% Combined Ratio 136.9% 93.5% 140.6% 91.7% Impact of Retroactive Reinsurance 0.0% 2.6% 0.0% (0.3)% Combined Ratio Including Impact of Retroactive Reinsurance 136.9% 96.1% 140.6% 91.4%

Non - GAAP Measures Reconciliation 23 $ in millions Source: Company filings. (1) Included in underwriting profit (loss) for the three and twelve months ended December 31, 2022 is gross fee income of $6.3 mi lli on and $23.6 million, respectively ($6.5 million and $22.7 million in the respective prior year periods). 12 Months Ended December 31, Underwriting Profit (Loss) 2019 2020 2021 2022 4Q21 4Q22 Underwriting Profit (Loss) of the Operating Segments: Excess and Surplus Lines $19.2 $9.8 ($121.5) $83.1 $24.1 $22.9 Specialty Admitted Insurance 5.9 4.2 9.7 4.2 3.2 2.5 Casualty Reinsurance (7.2) (18.4) (117.5) (6.4) (100.7) (2.6) Total Underwriting Profit (Loss) of Operating Segments 17.9 (4.4) (229.3) 80.9 (73.4) 22.7 Operating Expenses of Corporate and Other Segment (27.7) (29.4) (27.6) (31.3) (4.4) (6.1) Underwriting Profit (Loss) (1) (9.8) (33.8) (256.9) 49.6 (77.8) 16.6 Losses and Loss Adjustment Expenses - Retroactive Reinsurance - - - (20.1) - 0.7 Net Investment Income 75.7 73.4 56.9 71.1 12.1 22.8 Net Realized and Unrealized (Losses) Gains on Investments (2.9) (16.0) 15.6 (28.3) 1.8 1.6 Other Income (Expense) 0.1 (1.0) (2.2) (5.0) (0.3) (5.1) Interest Expense (10.6) (10.0) (8.9) (17.6) (2.2) (6.3) Amortization of Intangible Assets (0.6) (0.5) (0.4) (0.4) (0.1) (0.1) Consolidated Income (Loss) Before Taxes $51.9 $11.9 ($196.0) $49.4 ($66.4) $30.2 12 Months Ended December 31, Adjusted Net Operating Income (Loss) 2019 2020 2021 2022 4Q21 4Q22 Income (Loss) Available to Common Shareholders $38.3 $4.8 ($172.8) $22.2 ($66.3) $15.1 Losses and Loss Adjustment Expenses - Retroactive Reinsurance - - - 16.8 - 0.4 Net Realized and Unrealized (Gains) Losses on Investments 3.8 14.8 (13.3) 25.0 (1.4) (0.7) Other Expenses 0.8 1.6 1.8 5.5 0.2 5.4 Adjusted Net Operating Income (Loss) $42.9 $21.2 ($184.2) $69.5 ($67.5) $20.2

Non - GAAP Measures Reconciliation 24 $ in millions Source: Company filings. 12 Months Ended December 31, Tangible Equity & Tangible Common Equity 2019 2020 2021 2022 Shareholders’ Equity $778.6 $795.6 $725.4 $553.8 Plus: Series A Redeemable Preferred Shares - - - 144.9 Plus: Deferred Reinsurance Gain - - - 20.1 Less: Goodwill and Intangible Assets (218.8) (218.2) (217.9) (217.5) Tangible Equity $559.8 $577.4 $507.5 $501.2 Less: Series A Redeemable Preferred Shares - - - (144.9) Tangible Common Equity $559.8 $577.4 $507.5 $356.4 Accumulated Other Comprehensive Income (AOCI) 31.1 81.9 30.0 (163.0) Shareholders’ Equity, excluding AOCI 747.5 713.7 695.4 716.8 Tangible Equity, excluding AOCI 528.7 495.5 477.5 664.3 Tangible Common Equity, excluding AOCI 528.7 495.5 477.5 519.4 Shares Outstanding (000's) 30,424 30,649 37,373 37,470 Shares From Conversion of Series A Preferred - - - 5,640 Shares Outstanding After Conversion of Series A Preferred 30,424 30,649 37,373 43,110 Shareholders' Equity per Share $25.59 $25.96 $19.41 $14.78 - Shareholders' Equity per Share, excluding AOCI $24.57 $23.29 $18.61 $19.13 Tangible Equity per Share $18.40 $18.84 $13.58 $11.63 - Tangible Equity per Share, excluding AOCI $17.38 $16.17 $12.78 $15.41 Tangible Common Equity per Share $18.40 $18.84 $13.58 $9.51 - Tangible Common Equity per Share, excluding AOCI $17.38 $16.17 $12.78 $13.86

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